UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2016
Ingram Micro Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3351 Michelson Drive, Suite 100, Irvine, CA 92612 (Address of Principal Executive Offices and Zip Code)

(714) 566-1000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.
At the Special Meeting of Stockholders on June 21, 2016 (the “Special Meeting”), the stockholders of Ingram Micro Inc. (the “Company”) approved: (A) the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2016, among the Company, Tianjin Tianhai Investment Company, Ltd. (“Tianjin Tianhai”), and GCL Acquisition, Inc., an indirect, controlled subsidiary of Tianjin Tianhai (“Merger Subsidiary”), and the transactions contemplated thereby, pursuant to which Merger Subsidiary will be merged with and into the Company (“Merger”), with the Company surviving the Merger as an indirect, controlled subsidiary of Tianjin Tianhai; and (B) the transactions contemplated by the Guarantee, dated as of February 17, 2016, by HNA Group Co., Ltd. (“HNA Group”), in favor of the Company (the “Guarantee”), pursuant to which HNA Group has agreed, among other things, to assume the rights and obligations of Tianjin Tianhai under the Merger Agreement in the event that the Tianjin Tianhai shareholder approval required to complete the Merger is not obtained, becomes invalid or no longer effective or otherwise fails to satisfy the related condition in the Merger Agreement to the obligation of Tianjin Tianhai to consummate the Merger (the “HNA Group assumption”). Adoption and approval of the Merger Agreement and the transactions contemplated by the Merger Agreement and the Guarantee, including, if applicable, the HNA Group Assumption, required the affirmative vote of the holders of at least a majority of the shares of the Company’s common stock outstanding on the close of business on May 18, 2016 (the “Record Date”) and entitled to vote in accordance with Delaware law. On the record date, there were 148,522,726 shares of the Company’s common stock outstanding.
Set forth below are the number of votes cast for or against and the number of abstentions and broker non-votes and results with respect to each proposal voted upon at the Special Meeting. For more information on the proposals considered at the Special Meeting, see the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2016 and the supplement to the proxy statement filed with the SEC on June 2, 2016, the relevant portions of which are incorporated herein by reference.
Proposal No. 1: Stockholders approved a proposal to adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement and the Guarantee, including, if applicable, the HNA Group Assumption, based on the following votes:

Number of Votes
For	118,338,420
Against	127,167
Abstain	82,441
Broker Non-Votes	—
Proposal No. 2: Stockholders approved a proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of Proposal No. 1, based on the following votes:

Number of Votes
For	110,872,405
Against	7,584,958
Abstain	90,665
Broker Non-Votes	—
Proposal No. 3: Stockholders approved on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, and the agreements and understandings pursuant to which such compensation may be paid or become payable, based on the following votes:

Number of Votes
For	109,637,246
Against	8,708,716
Abstain	202,066
Broker Non-Votes	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
Date:	June 21, 2016	By:	/s/ Larry C. Boyd
			Name:	Larry C. Boyd
			Title:	Executive Vice President, Secretary and General Counsel